EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
The Rattlesnake Holding Company, Inc.

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG LLP
                                             ------------

Meville, New York
August 13, 1999